ARTICLES SUPPLEMENTARY OF HARTFORD SERIES FUND, INC.

      Hartford Series Fund, Inc. (the “Corporation”), a corporation organized and existing under the laws of the State of Maryland, does hereby certify to the State Department of Assessments and Taxation of Maryland that:

FIRST:
The Corporation currently has the authority to issue eighty-nine billion, nine hundred twenty-five million (89,925,000,000), shares of $0.001 par value common stock, having an aggregate par value of eighty-nine million, nine hundred twenty-five thousand dollars ($89,925,000), as listed below:

Series             Class IA Shares Class IB Shares

American Funds Asset Allocation HLS Fund       600,000,000     200,000,000

American Funds Blue Chip Income and Growth HLS Fund  600,000,000     200,000,000

American Funds Bond HLS Fund          600,000,000    200,000,000

American Funds Global Bond HLS Fund        600,000,000    200,000,000

American Funds Global Growth HLS Fund       600,000,000    200,000,000

American Funds Global Growth and Income HLS Fund     600,000,000    200,000,000

American Funds Global Small Capitalization HLS Fund  600,000,000    200,000,000

American Funds Growth HLS Fund        600,000,000    200,000,000

American Funds Growth-Income HLS Fund        600,000,000     200,000,000

American Funds International HLS Fund       600,000,000    200,000,000

American Funds New World HLS Fund        600,000,000    200,000,000

Hartford Advisers HLS Fund       8,500,000,000  1,000,000,000

Hartford Capital Appreciation HLS Fund     4,250,000,000     750,000,000

Hartford Capital Preservation HLS Fund       700,000,000    300,000,000

Hartford Director Balanced Allocation HLS Fund      600,000,000    200,000,000

Hartford Director Conservative Allocation HLS Fund   600,000,000    200,000,000

Hartford Director Equity Growth Allocation HLS Fund  600,000,000    200,000,000

Hartford Director Growth Allocation HLS Fund      600,000,000    200,000,000

Hartford Director Income Allocation HLS Fund      600,000,000    200,000,000

Series        Class IA Shares Class IB Shares

Hartford Disciplined Equity HLS Fund     3,300,000,000     200,000,000

Hartford Dividend and Growth HLS Fund     3,500,000,000    500,000,000

Hartford Equity Income HLS Fund        600,000,000    200,000,000

Hartford Focus Growth HLS Fund        600,000,000    200,000,000

Hartford Fundamental Growth HLS Fund       600,000,000    200,000,000

Hartford Global Advisers HLS Fund        800,000,000     200,000,000

Hartford Global Communications HLS Fund       600,000,000    200,000,000

Hartford Global Equity HLS Fund        600,000,000    200,000,000

Hartford Global Financial Services HLS Fund          600,000,000     200,000,000

Hartford Global Growth HLS Fund      3,200,000,000    200,000,000

Hartford Global Health HLS Fund            600,000,000    200,000,000

Hartford Global Technology HLS Fund        600,000,000    200,000,000

Hartford Growth HLS Fund           600,000,000     200,000,000

Hartford High Yield HLS Fund       2,600,000,000    200,000,000

Hartford Income HLS Fund         600,000,000    200,000,000

Hartford Index HLS Fund             3,500,000,000    500,000,000

Hartford Inflation Plus HLS Fund        600,000,000     200,000,000

Hartford International Growth HLS Fund       600,000,000    200,000,000

Hartford International Opportunities HLS Fund    2,000,000,000    625,000,000

Hartford International Small Company HLS Fund        600,000,000    200,000,000

Hartford Leaders Balanced Allocation HLS Fund      600,000,000    200,000,000

Hartford Leaders Conservative Allocation HLS Fund    600,000,000    200,000,000

Hartford Leaders Equity Growth Allocation HLS Fund   600,000,000    200,000,000

Hartford Leaders Growth Allocation HLS Fund      600,000,000    200,000,000

Hartford Leaders Income Allocation HLS Fund      600,000,000    200,000,000

Series        Class IA Shares Class IB Shares

Hartford MidCap Growth HLS Fund        600,000,000    200,000,000

Hartford MidCap HLS Fund       1,800,000,000     600,000,000

Hartford MidCap Value HLS Fund        800,000,000     400,000,000

Hartford Money Market HLS Fund       6,000,000,000   1,000,000,000

Hartford Mortgage Securities HLS Fund       900,000,000    300,000,000

Hartford Select MidCap Growth HLS Fund       600,000,000    600,000,000

Hartford Short Duration HLS Fund        600,000,000    200,000,000

Hartford Small Company HLS Fund      1,125,000,000    375,000,000

Hartford Stock HLS Fund        3,000,000,000   1,000,000,000

Hartford Total Return Bond HLS Fund      4,400,000,000     600,000,000

Hartford Value HLS Fund          600,000,000    200,000,000

SECOND:
Pursuant to the authority expressly vested in the Board of Directors of the Corporation (the “Board”) by Article IV of the Corporation’s charter and in accordance with Sections 2-208 and 2-208.1 of the Maryland General Corporation Law, the Board has duly authorized an increase in the Corporation’s authorized shares of $0.001 par value common stock to ninety-six billion nine hundred twenty- five million (96,925,000,000) shares having an aggregate par value of ninety-six million nine hundred twenty-five thousand dollars ($96,925,000), as classified below:

Series          Class IA Shares Class IB Shares

American Funds Asset Allocation HLS Fund       600,000,000    200,000,000

American Funds Blue Chip Income and Growth HLS Fund  600,000,000    200,000,000

American Funds Bond HLS Fund          600,000,000    200,000,000

American Funds Global Bond HLS Fund        600,000,000    200,000,000

American Funds Global Growth HLS Fund       600,000,000    200,000,000

American Funds Global Growth and Income HLS Fund     600,000,000    200,000,000

American Funds Global Small Capitalization HLS Fund  600,000,000    200,000,000

Series          Class IA Shares Class IB Shares

American Funds Growth HLS Fund        600,000,000    200,000,000

American Funds Growth-Income HLS Fund        600,000,000    200,000,000

American Funds International HLS Fund       600,000,000    200,000,000

American Funds New World HLS Fund        600,000,000    200,000,000

Hartford Advisers HLS Fund       8,500,000,000   1,000,000,000

Hartford Capital Appreciation HLS Fund     4,250,000,000     750,000,000

Hartford Capital Preservation HLS Fund       700,000,000     300,000,000

Hartford Director Balanced Allocation HLS Fund      600,000,000    200,000,000

Hartford Director Conservative Allocation HLS Fund   600,000,000    200,000,000

Hartford Director Equity Growth Allocation HLS Fund  600,000,000    200,000,000

Hartford Director Growth Allocation HLS Fund      600,000,000    200,000,000

Hartford Director Income Allocation HLS Fund      600,000,000    200,000,000

Hartford Disciplined Equity HLS Fund     3,300,000,000    200,000,000

Hartford Dividend and Growth HLS Fund     3,500,000,000    500,000,000

Hartford Equity Income HLS Fund        600,000,000    200,000,000

Hartford Focus Growth HLS Fund        600,000,000    200,000,000

Hartford Fundamental Growth HLS Fund       600,000,000    200,000,000

Hartford Global Advisers HLS Fund        800,000,000     200,000,000

Hartford Global Communications HLS Fund       600,000,000    200,000,000

Hartford Global Equity HLS Fund        600,000,000    200,000,000

Hartford Global Financial Services HLS Fund          600,000,000     200,000,000

Hartford Global Growth HLS Fund      3,200,000,000    200,000,000

Hartford Global Health HLS Fund            600,000,000    200,000,000

Hartford Global Technology HLS Fund        600,000,000    200,000,000

Hartford Growth HLS Fund           600,000,000    200,000,000

Hartford High Yield HLS Fund       2,600,000,000    200,000,000

Series        Class IA Shares Class IB Shares

Hartford Income HLS Fund         600,000,000    200,000,000

Hartford Index HLS Fund        3,500,000,000    500,000,000

Hartford Inflation Plus HLS Fund        600,000,000     200,000,000

Hartford International Growth HLS Fund       600,000,000    200,000,000

Hartford International Opportunities HLS Fund    2,000,000,000    625,000,000

Hartford International Small Company HLS Fund        600,000,000    200,000,000

Hartford Leaders Balanced Allocation HLS Fund      600,000,000    200,000,000

Hartford Leaders Conservative Allocation HLS Fund    600,000,000    200,000,000

Hartford Leaders Equity Growth Allocation HLS Fund   600,000,000    200,000,000

Hartford Leaders Growth Allocation HLS Fund      600,000,000    200,000,000

Hartford Leaders Income Allocation HLS Fund      600,000,000    200,000,000

Hartford MidCap Growth HLS Fund          600,000,000    200,000,000

Hartford MidCap HLS Fund         1,800,000,000     600,000,000

Hartford MidCap Value HLS Fund        800,000,000     400,000,000

Hartford Money Market HLS Fund      12,000,000,000   2,000,000,000

Hartford Mortgage Securities HLS Fund       900,000,000    300,000,000

Hartford Select MidCap Growth HLS Fund       600,000,000    600,000,000

Hartford Short Duration HLS Fund        600,000,000     200,000,000

Hartford Small Company HLS Fund      1,125,000,000    375,000,000

Hartford Stock HLS Fund        3,000,000,000   1,000,000,000

Hartford Total Return Bond HLS Fund      4,400,000,000    600,000,000

Hartford Value HLS Fund          600,000,000    200,000,000

THIRD:
Shares of the Corporation’s Class IA and IB common stock shall have all of the rights, preferences and privileges as set forth in the Corporation’s charter and as set forth in the Corporation’s current prospectuses, statements of additional information and multiple class plan.

FOURTH:
The Corporation is registered as an open-end company under the Investment Company Act of 1940.

FIFTH:
At a meeting on May 6-7, 2008 and in accordance with Section 2-105(c) of the Maryland General Corporation Law, the Board authorized the increase in the total number of shares of capital stock that the Corporation has authority to issue, in order to accommodate additional Class IA and Class IB shares to Hartford Money Market HLS Fund an existing series of the Corporation.

IN WITNESS WHEREOF, Hartford Series Fund, Inc. has caused these Articles
Supplementary to be duly executed by Edward P. Macdonald, its Vice President, and attested to by Alice A. Pellegrino, its Assistant Secretary, this 30th day of May 2008.

             Hartford Series Fund, Inc.
Attest:

        By: /s/ Edward P. Macdonald
/s/Alice A. Pellegrino                              Edward P. Macdonald
Alice A. Pellegrino         Vice President
Assistant Secretary

I, Edward P. Macdonald, Vice President of Hartford Series Fund, Inc., hereby acknowledge, in the name and on behalf of said corporation, the foregoing Articles Supplementary to be the corporate act of said corporation and I further certify that, to the best of my knowledge, information, and belief, these matters and facts are true in all material respects, under the penalties of perjury.

         /s/Edward P. Macdonald
              Edward P. Macdonald